UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 2, 2023
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368		38-1612444
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
0.623% Notes due June 28, 2023*	F/23E	New York Stock Exchange
1.355% Notes due February 7, 2025*	F/25I	New York Stock Exchange
3.021% Notes due March 6, 2024*	F/24M	New York Stock Exchange
4.535% Notes due March 6, 2025*	F/25K	New York Stock Exchange
3.350% Notes due Nine Months or More from the Date of Issue due August 20, 2026	F/26N	New York Stock Exchange
Floating Rate Notes due November 15, 2023*	F/23D	New York Stock Exchange
Floating Rate Notes due December 1, 2024*	F/24L	New York Stock Exchange
1.514% Notes due February 17, 2023*	F/23G	New York Stock Exchange
2.386% Notes due February 17, 2026*	F/26AB	New York Stock Exchange
4.125% Notes due June 20, 2024*	F/24O	New York Stock Exchange
2.330% Notes due November 25, 2025*	F/25L	New York Stock Exchange
3.683% Notes due December 3, 2024*	F/24Q	New York Stock Exchange
1.744% Notes due July 19, 2024*	F/24R	New York Stock Exchange
3.250% Notes due September 15, 2025*	F/25M	New York Stock Exchange
2.748% Notes due June 14, 2024*	F/24S	New York Stock Exchange

*Issued under Euro Medium-Term Notes due Nine Months or More from The Date of Issue Program

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Ford Motor Credit Company LLC (‘‘Ford Credit’’) hereby incorporates by reference the news release of Ford Motor Company (‘‘Ford’’) dated February 2, 2023, concerning Ford and Ford Credit’s fourth quarter and full year 2022 financial results, which is furnished as Exhibit 99 hereto.

Beginning at 5:00 p.m. on February 2, 2023, Ford President and Chief Executive Officer Jim Farley, Chief Financial Officer John Lawler, and other members of Ford’s senior management team will host a conference call to discuss Ford’s fourth quarter and full year 2022 financial results. Investors may access the presentation by dialing 1-844-282-4573 (or 1-412-317-5617 from outside the United States). Pre-registration, which is recommended to expedite call-in time, is available at:

https://dpregister.com/DiamondPassRegistration/register?confirmationNumber=10174597&linkSecurityString=f58b7c19ef

The presentation and supporting materials are available at www.shareholder.ford.com. Representatives of the investment community will have the opportunity to ask questions on the call.

Investors also may access replays of the presentation beginning after 8:00 p.m. the day of the event through February 9, 2023 by dialing 1-877-344-7529 (or 1-855-669-9658 from Canada or 1-412-317-0088 from outside the United States and Canada). The Conference ID for replays is 8062302.

All times referenced above are in Eastern Time.

Item 9.01. Financial Statements and Exhibits.
EXHIBITS**

Designation	Description	Method of Filing

Exhibit 99	News release dated February 2, 2023	Furnished with this Report

Exhibit 104	Cover Page Interactive Data File	***
(formatted in Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: February 2, 2023	By:	/s/ Claire B. Ziegeler
Claire B. Ziegeler
Assistant Secretary

**	Any reference in the attached exhibit(s) to Ford’s corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.
***	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.